EXHIBIT 10.62(A)
              Assignment of Promissory Note and Security Agreement



                                                                   Maturity
Name                           Dated               Amount          Date
----                           -----               ------          ----

Southshore Capital, Ltd. *     Aug. 11, 1999       $1,400,000      Nov. 11, 1999
 Assigned to Parkdale LLC      Oct. 28, 1999





*    This document has been filed.

















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              ASSIGNMENT OF PROMISSORY NOTE AND SECURITY AGREEMENT


     This Assignment of Promissory Note and Security Agreement, (the "Assignment") is made this 28th day of October, 1999, by SOUTHSHORE CAPITAL FUND LTD. (herein referred to as "Assignor") and PARKDALE LLC (herein referred to as "Assignee").

                              W I T N E S S E T H:

     WHEREAS, by Promissory Note dated August 11, 1999 (hereinafter referred to as the "Note") Assignor loaned to SWISSRAY INTERNATIONAL, INC., (herein referred to as "SRMI") $1,400,000;

     WHEREAS, SRMI executed a Security Agreement, (hereinafter referred to as the "Security Agreement") also dated August 11, 1999 to secure the loan of $1,400,000 which security interest has not yet been perfected;

     WHEREAS, said Note is due and payable on November 11, 1999 and if not paid in full on or before November 11, 1999, then the unpaid principal balance with accrued interest rolls into a debenture convertible into SRMI common stock pursuant to certain terms and conditions; and

     WHEREAS, Assignee in order to accomplish the transfer of all right, title and interest of the Note and Security Agreement to Assignee has required Assignor to make this Assignment;

     NOW, THEREFORE, in consideration of the payment by Assignee to Assignor of $1.00, the receipt of which is hereby acknowledged, and for such other good and valuable consideration the parties hereto hereby agree as follows:

I.   ASSIGNMENT.

     (a) Assignor does hereby give, grant, bargain, sell, transfer, assign, convey and deliver to Assignee all right, title and interest in, to and under the following: Note and Security Agreement, together with all of Assignor's rights and privileges with respect thereto, which Assignee represents it has received copies of and has carefully reviewed the same. Assignee also represents it has received copies of the Contingent Subscription Agreement, Registration Rights Agreement and Debenture and has carefully reviewed the same.

     (b) Assignor appoints Assignee its true and lawful attorney to demand, receive and enforce any rights, interests and benefits accruing to Assignor under the terms of the Agreement, and all amendments thereto, and to sue, either in


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the name of Assignor or in the name of Assignee, in connection with said rights, interests and benefits.

     (c) Beginning on the effective date of this Assignment, Assignee may demand, receive and enforce said rights, interests and benefits under and in accordance with the terms of the Note and Security Agreement and all amendments thereto.

     (d) Assignee, by virtue of this Assignment, hereby agrees to assume, observe and perform any and all of Assignor's duties, responsibilities or future liabilities imposed upon Assignor under the terms of the Note and Security Agreement and any and all amendments thereto. Accordingly, upon this Assignment all the rights and interests in the Note and Security Agreement shall be transferred from Assignor to Assignee and Assignor shall no longer have any rights or obligations with respect thereto.

     (e) Assignor warrants and covenants that it has full right and authority to make this Assignment, and that it will not execute or permit any other assignment of any interest assigned to Assignee hereunder.

     (f) Except as otherwise provided herein, this Assignment made by Assignor hereunder is irrevocable, is without recourse to or warranty by the Assignor and shall remain in full force and effect until the expiration of the terms of the Note and Security Agreement and all amendments thereto.

     (g) This Assignment, together with the agreements and warranties contained herein shall inure to the benefit of Assignee, its successors and assigns, and shall be binding upon Assignor and its assigns.

II.  FACSIMILE AS ORIGINAL.

     (a) This Assignment may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Assignment shall be effective as an original.

     IN WITNESS WHEREOF, Assignor and Assignee have hereunto caused to be set their hand and seal as of the date first mentioned.

ASSIGNEE:                                   ASSIGNOR:
PARKDALE LLC                                SOUTHSHORE CAPITAL FUND LTD.

/s/ ILLEGIBLE                               /s/ ILLEGIBLE
-------------------------                   ----------------------------
Navigator Management Ltd.                   Navigator Management Ltd.
Director                                    Director



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                                     CONSENT

     SWISSRAY INTERNATIONAL, INC. acting herein by Ruedi G. Laupper, its Chairman and President, dully authorized, hereby acknowledges and consents to the above-described Assignment.

                 SWISSRAY INTERNATIONAL, INC.


                By: /s/ Ruedi G. Laupper
                    -----------------------------------------------------
                    Ruedi G. Laupper, its Chairman and President duly authorized